EXHIBIT 99.1

NEWS RELEASE

INVUITY ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK

SAN FRANCISCO, July 28, 2016—Invuity, Inc. (NASDAQ:IVTY) (“Invuity” or the “Company”), a leading surgical photonics company, today announced the pricing of its public offering of 2.8 million shares of its common stock at a price to the public of $10.00 per share. In addition, the Company has granted the underwriters a 30-day option to purchase up to 420,000 additional shares of its common stock.

Piper Jaffray & Co. and Leerink Partners LLC are acting as joint book-running managers for the offering. William Blair & Company, L.L.C. is acting as a co-manager for the offering.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 (No. 333-212395) that was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2016. A preliminary prospectus supplement describing the terms of the offering has been filed with the SEC and forms a part of the effective registration statement. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering, and when available, copies of the final prospectus supplement and the accompanying prospectus relating to the offering may be obtained from the offices of Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, or by e-mail at prospectus@pjc.com or by telephone at (800) 747-3924 or Leerink Partners LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA 02110, or by e-mail at Syndicate@Leerink.com or by telephone at (800) 808-7525 ext. 6142.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Invuity®

Invuity, Inc. is a medical technology company focused on developing and marketing advanced photonics devices to improve the ability of surgeons to illuminate and visualize the surgical cavity during open minimally invasive and minimal access surgery. The Company’s patented Intelligent Photonics™ technology enables enhanced surgical precision, efficiency and safety by providing superior visualization. Clinical applications include breast and thyroid oncology, plastic reconstructive, spine, orthopedic, cardiothoracic and general surgery among others. Invuity is headquartered in San Francisco, CA.

Forward-Looking Statements

This announcement contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding the public offering, are subject to a number of risks and uncertainties which may cause actual results or outcomes to be materially different from those expressed or implied by the forward-looking statements. These risks and uncertainties include market risks and uncertainties and risks and uncertainties relating to the satisfaction of customary closing conditions for an underwritten offering of securities, as well as the risks and uncertainties that could affect the Company’s business and financial results described in the preliminary prospectus supplement and registration statement referenced above, as well as the Company’s other filings with the SEC, including, without limitation, under the caption “Risk Factors.” There can be no assurance that the Company will be able to complete the public offering on the anticipated terms, or at all. Forward-looking statements relate only to events as of the date on which the statements are made, and the Company undertakes no obligation to publicly update or review any forward-looking statement.

CONTACT:

Company Contact:

Jim Mackaness

Chief Financial Officer

Invuity, Inc.

415-655-2129

Investors:

Mark Klausner

Westwicke Partners

443-213-0501

irdept@invuity.com